SECURITIES AND EXCHANGE COMMISSION

                       Washington, D.C.



                           FORM 8-K

                        CURRENT REPORT

               Securities Exchange Act of 1934





Date of Report (date of earliest event reported):
August 1, 1996



Computervision Corporation
(Exact name of registrant as specified in charter)


    Delaware          1-7760/0-20290     04-2491912
(State or other       (Commission        (IRS Employer
jurisdiction          File Numbers)      Identification
of incorporation)                        Number)


100 Crosby Drive, Bedford, MA  01730
(Address of principal executive offices)


Registrant's telephone number, including area code
(617) 275-1800



(Former name or former address, if changed since last report)


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Item 5.   Other Events


     Computervision Corporation today announced that the United States Court of Appeals for the First Circuit affirmed the decision of the United States District Court in Boston, Massachusetts to dismiss a securities class action lawsuit filed against the Company, certain officers and directors, and underwriters arising out of the Company's 1992 public equity and debt offerings. The case was originally filed in September 1992 and was amended several times.



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Item 7.   Financial Statements and Exhibits


     (a)  Financial Statements of business acquired:

             Not applicable

     (b)  Pro Forma financial information

             Not applicable

     (c)  Exhibits:

             Not applicable



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                         SIGNATURES



     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                          Computervision Corporation
                          (Registrant)



                          By: _____________________
                              Anthony N. Fiore, Jr.
                              Vice President, Business
                              Operations and General
                              Counsel


                             Date:  August 7, 1996

                         SIGNATURES



     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                          Computervision Corporation
                          (Registrant)


                          By /S/ Anthony N. Fiore, Jr.
                          Anthony N. Fiore, Jr.
                          Vice President, Business
                          Operations and General
                          Counsel

                          Date:  August 7, 1996

                        EXHIBIT INDEX


Exhibit No.                                  Page. No.


Not applicable